Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-66262

                  GAMCO GLOBAL SERIES FUNDS, INC. (THE "TRUST")

                    The GAMCO Global Telecommunications Fund
                          The GAMCO Global Growth Fund
                        The GAMCO Global Opportunity Fund
                  The GAMCO Global Convertible Securities Fund
                   (the "Global Convertible Securities Fund")

SUPPLEMENT DATED NOVEMBER 30, 2009 TO THE TRUST'S PROSPECTUSES EACH DATED APRIL 30, 2009

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE SECOND PARAGRAPH UNDER THE HEADING "THE PORTFOLIO MANAGERS" IN THE TRUST'S PROSPECTUSES.

The day-to-day investment management of the Global Convertible Securities Fund is performed by Mr. Mario J. Gabelli. Effective November 30, 2009, Mr. Wayne C. Plewniak is no longer a co-portfolio for the Fund.